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                                                                 EXHIBIT 10.13.4




                                                                       Execution

                      FOURTH AMENDMENT TO SECOND RESTATED
                                CREDIT AGREEMENT


         THIS FOURTH AMENDMENT TO SECOND RESTATED CREDIT AGREEMENT (herein called this "Amendment") made as of the 27th day of June, 1996 by and among Cliffs Drilling Company, a Delaware corporation ("Borrower"), Cliffs Oil and Gas Company, a Delaware corporation ("COG"), Cliffs Drilling International, Inc., a Delaware corporation ("CDI"), Southwestern Offshore Corporation, a Delaware corporation ("SOC"), DRL, Inc., a Delaware corporation ("DRL") and Internationale Nederlanden (U.S.) Capital Corporation, a Delaware corporation ("Lender"),

                              W I T N E S S E T H:

         WHEREAS, Borrower, COG, CDI and Lender have entered into that certain Second Restated Credit Agreement dated as of March 28, 1994, as amended by that certain First Amendment to Second Restated Credit Agreement dated as of May 17, 1994, by that certain Second Amendment to Second Restated Credit Agreement dated as of September 26, 1995, and by that certain Third Amendment to Second Restated Credit Agreement dated as of December 19, 1995 (as so amended, the "Original Agreement") for the purposes and consideration therein expressed, pursuant to which Lender made, and became obligated to make, loans to Borrower as therein provided; and

         WHEREAS, SOC and DRL will each directly or indirectly benefit from the transactions contemplated by the Original Agreement, as amended hereby; and

         WHEREAS, Borrower and Lender desire to amend the Original Agreement to, among other things, reflect that SOC and DRL have guaranteed the obligations of Borrower to Lender;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lender to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.

                           Definitions and References

         Section 1.1 Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.


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         Section 1.2.  Other Defined Terms.  Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

                 "Amendment" means this Fourth Amendment to Second Restated Credit Agreement.

                 "Amendment Documents" means this Amendment and each of the other documents and instruments listed on Schedule 1 attached hereto.

                 "Credit Agreement" means the Original Agreement as amended hereby.

                 "Renewal Note" has the meaning given such term in Section 3.1.

                 "Southwestern Rigs" means, collectively, the Southwestern 100, the Southwestern 150, the Southwestern 151, the Southwestern 152, the Southwestern 153, the Southwestern 154, the Southwestern 160, the Southwestern 180, and the Southwestern 200.

                                  ARTICLE II.

                        Amendments to Original Agreement

         Section  2.1.  Definitions.   The following definition of "Asset Sale"
is hereby added to Section 1.1 of the Original Agreement immediately following the definition of "Applicable Lending Office":

                 "`Asset Sale' shall mean any sale, issuance, conveyance, transfer, lease or other disposition (including any sale/leaseback transaction or a merger or consolidation) (collectively for purposes of this definition, a `transfer'), directly or indirectly, in one or a series of related transactions, of (a) any Capital Stock of any Related Person held by Borrower or any other Related Person, (b) all or substantially all of the Properties of any division or line of business of Borrower or any other Related Person or (c) any other Properties of Borrower or any other Related Person other than transfers of cash, Cash Equivalents, Investments permitted by clause
         (B) of Section 6.11, accounts receivable, hydrocarbons or other Properties in the ordinary course of business. For purposes of this definition, the term `Asset Sale' also shall not include any of the following (i) any transfer of Properties (including Capital Stock) which is governed by, and made in accordance with, the provisions of
         Article VIII of the Indenture; (ii) any transfer of Properties to an Unrestricted Subsidiary (as defined in the Indenture), if permitted under Section 10.10 of the Indenture; (iii) sales of damaged, worn-out or obsolete equipment or assets that, in Borrower's reasonable judgment, are either (x) no longer used or (y) no longer useful in the business of Borrower or the other Related Persons; (iv) any charter (bareboat or otherwise) or other lease of any Property entered into in the ordinary course of business and with respect to





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         which Borrower or any other Related Person is the lessor, except any such charter or lease that provides for the acquisition of such Property by the lessee during or at the end of the term thereof for an amount that is less than the fair market value thereof at the time the right to acquire such Property is granted; (v) any trade or exchange by Borrower or any other Related Person of one or more offshore drilling rigs for one or more other offshore drilling rigs owned or held by another Person, provided that (x) the fair value of the offshore drilling rig or rigs traded or exchanged by Borrower or such Related Person (including any cash or Investments permitted by clause
         (B) of Section 6.11 to be delivered by Borrower or such Related Person) is reasonably equivalent to the fair value of the offshore drilling rig or rigs (together with any cash or cash equivalents) to be received by Borrower or such Related Person as determined by written appraisal by a nationally recognized investment banking firm or appraisal firm, in either case specializing or having a specialty in offshore drilling rigs, and (y) such exchange is approved by a majority of the Directors of Borrower who do not have any material direct or indirect financial interest with respect to such exchange;
         (vi) any transfer by Borrower or any other Related Person to its customers of drill pipe and associated drilling equipment utilized in connection with a drilling contract for the employment of a drilling rig in the ordinary course of business and consistent with past practice; and (vii) any transfers that, but for this clause (vii) would be Asset Sales, if (A) Borrower elects to designate such transfers as not constituting Assets Sales and (b) after giving effect to such transfers, the aggregate fair market value of the Properties transferred in such transaction or any such series of related transactions so designated by Borrower does not exceed $500,000."

         The definition of "Available Revolving Credit Commitment" is hereby amended in its entirety to read as follows:


                 "`Available Revolving Credit Commitment' shall mean, at a particular date, an amount equal to the remainder, if any, of (a) the lesser of the Revolving Credit Commitment or the Borrowing Base then in effect minus (b) the sum of (i) the Revolving Credit Loan Balance at such date plus (ii) the L/C Exposure at such date plus (iii) the Hydrocarbon Exposure at such date."

         The definition of "Base Rate Margin" in the definition of "Base Rate" is hereby amended in its entirety to read as follows:

                 "`Base Rate Margin' means with respect to the Revolving Credit Note and Revolving Credit Loans, (i) .25% per annum or (ii) during any Interest Adjustment Period, .75% per annum."

         The definition of "Borrowing Base" in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

                 "`Borrowing Base' shall mean, at a particular date and as established pursuant to Section 2.1.7, the sum of (a) 80% of Eligible Accounts at such date,





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         plus (b) the Oil and Gas Reserves at such date, plus (c) 80% of the
         Eligible Turnkey Drilling Contract Amounts, plus (d) 50% of Fleet Value, plus (e) 50% of West Indies Equity (but in no event to be less than zero), minus (f) Guaranty Liabilities; provided, however, the amount of the Borrowing Base derived from the Eligible Accounts, Oil and Gas Reserves or Eligible Turnkey Drilling Contract Amounts owned by COG, CDI, SOC or DRL, respectively, shall not exceed the limitation of liability in the guaranty of such Related Person. For purposes of this definition, the term `Guaranty Liabilities' shall at a particular date mean the outstanding principal amount of Indebtedness of West Indies Drilling Joint Venture (`West Indies Drilling') to Citibank N.A. that is guaranteed by Borrower. The term `West Indies Equity' shall at a particular date mean SOC's ownership percentage of the shareholders' equity of West Indies Drilling calculated in accordance with GAAP, provided that in such calculation, (i) the value of any drilling rig owned by West Indies Drilling shall be at the lower of cost or the value attributed at such particular date to the drilling rig in a published report by Jefferies & Companies, William McKay & Gordon, or such other analyst of the market value of drilling rigs as is reasonably acceptable to Lender and (ii) no value shall be given to intangible assets (including such assets as patents, copyrights, licenses, franchises, goodwill, trade names, trade secrets and leases other than oil, gas or mineral leases or leases required to be capitalized under GAAP), provided further SOC's ownership interest in West Indies Drilling shall be free and clear of any Liens, except Liens in favor of Lender."

         The following definition of "Capital Stock" is hereby added to Section
1.1 of the Original Agreement immediately following the definition of "Business Day":

                 "`Capital Stock' shall mean, with respect to any Person, any and all shares, interests, participations, rights in or other equivalents in the equity interests (however designated) in such Person, and any rights (other than debt securities convertible into an equity interest) warrants or options exercisable for, exchangeable for or convertible into such an equity interest in such Person."

         The following definition of "Change of Control" is hereby added to
Section 1.1 of the Original Agreement immediately following the definition of "Cerrito Note":

                 "`Change of Control' shall mean the occurrence of any event or series of events by which: (a) any `person' or `group' (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended from time to time, the `Exchange Act') is or becomes the `beneficial owner' (as defined in Rule 13d- 3 under the Exchange
         Act), directly or indirectly, of more than 50% of the total Voting Stock of Borrower; (b) Borrower consolidates with or merges into another Person or any Person consolidates with, or merges into, Borrower, in any such event pursuant to a transaction in which the outstanding Voting Stock of Borrower is changed into or exchanged for cash, securities or other property, other than any such transaction where (i) the outstanding Voting Stock of Borrower is changed into or exchanged for Voting Stock of the surviving or





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         resulting Person that is Qualified Capital Stock and (ii) the holders of the Voting Stock of Borrower immediately prior to such transaction own, directly or indirectly, not less than a majority of the Voting Stock of the surviving or resulting Person immediately after such transaction; (c) Borrower, either individually or in conjunction with one or more of its Subsidiaries, sells, assigns, conveys, transfers, leases or otherwise disposes of, or Borrower's Subsidiaries sell, assign, convey, transfer, lease or otherwise dispose of, all or substantially all of the properties of Borrower and its Subsidiaries, taken as a whole (either in one transaction or a series of related transactions), including Capital Stock of Borrower or its Subsidiaries, to any Person (other than Borrower or a wholly owned Subsidiary of Borrower); (d) during any consecutive two-year period, individuals who at the beginning of such period constituted the board of directors of Borrower (together with any new directors whose election by such board of directors or whose nomination for election by the stockholders of Borrower was approved by a vote of a two-thirds of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the board of directors of Borrower then in office; or (e) the liquidation or dissolution of Borrower. `Voting Stock' means any class or classes of Capital Stock pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of any Person (irrespective of whether or not, at the time, stock of any other class or classes shall have, or might have, voting power by reason of the happening of any contingency). `Qualified Capital Stock' means any Capital Stock that is not required to be redeemed or repurchased prior to May 15, 2003, is not redeemable at the option of the holder thereof at any time prior to May 15, 2003, and is not convertible into or exchangeable for debt securities at any time prior to May 15, 2003."

         The definition of "Consolidated Group" in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

                 "`Consolidated Group' shall mean the Borrower, COG, CDI, SOC, DRL and their Subsidiaries on a consolidated basis."

         The following definition of "DRL" is hereby added to Section 1.1 of the Original Agreement immediately following the definition of "Dresser-Rand Contracts":

                 "`DRL' shall mean DRL Inc., a Delaware corporation."

         The following definition of "Event of Loss" is hereby added to Section
1.1 of the Original Agreement immediately following the definition of "Event of Default"

                 "`Event of Loss' shall mean with respect to any drilling rig, MOPU or related Property of any Related Person, (i) any damage to such drilling rig, MOPU or related Property which results in an insurance settlement with respect





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         thereto on the basis of a total loss or a constructive or compromised total loss or (ii) the confiscation, documentation or requisition of title to such drilling rig, MOPU or related Property by any government or any instrumentality or agency thereof. An Event of Loss shall be deemed to occur as of the date of the insurance settlement, confiscation, condemnation or requisition of title, as applicable."

         The definition of "Fixed Rate Margin" in the definition of "Fixed Rate" is hereby amended in its entirety to read as follows:

                 "`Fixed Rate Margin' means, with respect to the Revolving Credit Note and Revolving Credit Loans (i) 2.0% per annum or (ii) during any Interest Adjustment Period, 2.5% per annum."

         The definition of "Fleet" in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

                 "`Fleet' shall mean the mobile offshore drilling units, mobile offshore production units and land drilling rigs, including all related personal property and equipment, owned by Borrower and described as follows:

                 Langley                            U.S. Official No. 501872
                 Cliffs LaSalle                     U.S. Official No. 644595
                 Cliffs Drilling No. 8              U.S. Official No. 587412
                 Cliffs Drilling No. 10             U.S. Official No. 601376
                 Cliffs Drilling No. 12             U.S. Official No. 622669
                 Cliffs Drilling No. 14             U.S. Official No. 625968
                 Cliffs Drilling No. 155            U.S. Official No. 621912
                 Marlin No. 4                       (MOPU)
                 Rig 28                             (Land)
                 Rig 40                             (Land)
                 Rig 41                             (Land)
                 Rig 42                             (Land)
                 Rig 43                             (Land)
                 Rig 54                             (Land)
                 Southwestern 100                   Liberian Official No. 9179
                 Southwestern 150                   Liberian Official No. 8909
                 Southwestern 151                   Liberian Official No. 8572
                 Southwestern 152                   Liberian Official No. 8530
                 Southwestern 153                   Liberian Official No. 8353
                 Southwestern 154                   Liberian Official No. 8573
                 Southwestern 160                   Liberian Official No. 6856
                 Southwestern 180                   Liberian Official No. 9792
                 Southwestern 200                   Liberian Official No. 8539




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         The definition of "Guarantors" in Section 1.1 of the Original
Agreement is hereby amended in its entirety to read as follows:

                 "`Guarantors' shall mean COG, CDI, SOC and DRL and any other Subsidiary of a Related Person that from time to time becomes a party to this Agreement and to such other Loan Documents as may be requested by Lender."

         The definition of "Hydrocarbon Exposure" is hereby added to Section
1.1 of the Original Agreement immediately following the definition of "Hazardous Substances":

                 "`Hydrocarbon Exposure shall mean on any date an amount that would be payable to Lender or any of its Affiliates by Borrower under an early termination of any commodity trading transactions then outstanding."

         The following definition of "Indenture" is hereby added to Section 1.1 of the Original Agreement immediately following the definition of "Indebtedness":

                 "`Indenture' shall mean that certain Indenture dated as of May 15, 1996, among Cliffs Drilling Company, COG, CDI, SOC, Cliffs Drilling Merger Company and Fleet National Bank, as Trustee."

         The definition of "Interest Adjustment Period" in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

                 "`Interest Adjustment Period' shall mean any calendar quarter immediately following the end of a calendar quarter on which (i) the Revolving Credit Loan Balance was not reduced to an outstanding amount less than $20,000,000 for a period of at least sixty (60) consecutive calendar days during the immediately preceding twelve calendar months, and (ii) annual cash flow of the Consolidated Group for the immediately preceding twelve calendar months is less than:

                 (a) $20,000,000 calculated as of the end of the second fiscal quarter of 1996;

                 (b) $22,500,000 calculated as of the end of the third fiscal quarter of 1996;

                 (c) $25,000,000 calculated as of the end of the fourth fiscal quarter of 1996;

                 (d) $27,500,000 calculated as of the end of the first fiscal quarter of 1997; and

                 (e) $30,000,000 calculated as of the end of the second fiscal quarter of 1997 and all subsequent quarters.





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         For purposes of this definition, `cash flow' shall mean the sum of (a)
         net income of the Consolidated Group calculated in accordance with GAAP, plus (b) expenses of the Consolidated Group that were taken into account in determining such net income but which did not involve a current expenditure of funds (such as depreciation, depletion and amortization)."

         The following definition of "Net Available Proceeds" is hereby added to Section 1.1 of the Original Agreement immediately following the definition of "Multiparty Agreement":

                 "`Net Available Proceeds' shall mean, with respect to any Asset Sale, the proceeds thereof in the form of cash or Investments permitted by clause (B) of Section 6.11 including payments in respect of deferred payment obligations when received in the form of cash or Investments (except to the extent that such obligations are financed or sold with recourse to Borrower or any other Related Person), net of
         (i) brokerage commissions and other fees and expenses (including fees and expenses of legal counsel, accountants and investment banks) related to such Asset Sale, (ii) provisions for all taxes payable as a result of such Asset Sale, (iii) amounts required to be paid to any Person (other than any Related Person) owning a beneficial interest in the Property subject to the Asset Sale or having a Lien thereon and
         (iv) appropriate amounts to be provided by Borrower or any other Related Person, as the case may be, as a reserve required in accordance with GAAP consistently applied against any liabilities associated with such Asset Sale and retained by Borrower or any other Related Person, as the case may be, after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale, all as reflected in a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of Borrower (an `Officer's Certificate') delivered to Lender; provided, however, that any amounts remaining after adjustments, revaluations or liquidations of such reserves shall constitute Net Available Proceeds. `Net Available Proceeds' means, with resect to any Event of Loss, the proceeds to Borrower or any other Related Persons as a result thereof in the form of cash or Investments permitted by clause (B) of Section 6.11, including insurance proceeds paid to Borrower or any other Related Person, and all payments received by Borrower or any other Related Person from any government or any instrumentality or agency thereof by way of compensation for the requisition of title to Property, net of all fees and expenses incurred by Borrower or any other Related Person related to the collection or receipt of such proceeds, all as reflected in an Officer's Certificate delivered to Lender."

         The definition of "Revolving Credit Commitment" in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

                 "`Revolving Credit Commitment' shall mean the amount of $35,000,000."





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         The definition of "Revolving Credit Commitment Termination Date" in
Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

                 "`Revolving Credit Commitment Termination Date' shall mean May 31, 1998 or any extension thereof pursuant to Section 2.1.3 or, if such date is not a Business Day, the Business Day next preceding such date, or any earlier date on which the Revolving Credit Commitment has been reduced to zero by Borrower or has been terminated by Lender pursuant to Section 7.2."

         The following definition of "Senior Unsecured Notes" is hereby added to the Original Agreement immediately following the definition of "Security Schedule":

                 "`Senior Unsecured Notes' shall mean Borrower's 10.25% Senior Notes due 2003, Series A, and 10.25% Senior Notes due 2003, Series B, issued pursuant to the Indenture."

         The following definitions of "SOC" is hereby added to Section 1.1 of the Original Agreement immediately following the definition of "Single Employer Plan":

                 "`SOC' shall mean Southwestern Offshore Corporation, a Delaware corporation formerly known as Cliffs Drilling Asset Acquisition Company."

         Section 2.2. Revolving Line of Credit. The following Section 2.1.4.A is hereby added to the Original Agreement immediately following Section 2.1.4.:

                 "`2.1.4.A Allocation of Revolving Credit to Hedging Contracts. Upon the terms and conditions and relying on the representations and warranties contained in this Agreement, Lender agrees, during the Revolving Credit Commitment Period, to provide, or to provide through its Affiliates, a counter party exposure line for commodity trading transactions; provided, however, that on any day (i) the Hedging Exposure at such date, when added to the Revolving Credit Loan Balance then outstanding and the L/C Exposure at such date, shall not exceed the lesser of the Revolving Credit Commitment or the Borrowing Base then in effect, and (ii) the Hydrocarbon Exposure shall not exceed $1,000,000.

         Section  2.3.  Affirmative Covenants.  The first sentence of Section
5.16 of the Original Agreement is hereby amended in its entirety to read as follows:

         "Each Related Person agrees to deliver, to further secure the Obligations whenever requested by Lender in its sole and absolute discretion, deeds of trust, mortgages, chattel mortgages, security agreements, financing statements and other Security Instruments in form and substance satisfactory to Lender for the purpose of granting, confirming, and perfecting first and prior liens or security interests in any real or personal property described in the Security Instruments in existence on June 27, 1996."





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         The last sentence of Section 5.18 of the Original Agreement is hereby amended in its entirety to read as follows:

         "The Related Persons hereby agree to indemnify Lender and its directors, officers, employees and agents for, and hold each of them harmless against, any and all losses, liabilities, claims, damages or expenses incurred by any of them arising out of or by reason of any investigation or litigation or other proceedings (including any threatened investigation or litigation or other proceedings) relating to this Agreement, or the Loan Documents, the extensions of credit hereunder or any actual or proposed use by the Related Persons of the proceeds of any of the extensions of credit hereunder, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation or litigation or other proceedings. THE FOREGOING INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH LOSSES, LIABILITIES, CLAIMS, DAMAGES OR EXPENSES ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY, OR ARE CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY LENDER, BUT SHALL EXCLUDE ANY SUCH LOSSES, LIABILITIES, CLAIMS, DAMAGES OR EXPENSES INCURRED SOLELY BY REASON OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE PERSON TO BE INDEMNIFIED."

         Section 2.4. Negative Covenants. Sections 6.1 and 6.2 of the Original Agreement are hereby amended in their entirety to read as follows:

                 "`6.1 Indebtedness. No Related Person will create, incur, assume or suffer to exist any Indebtedness other than that reflected in the financial statements referred to in Section 4.4 above (and renewals and extensions of, but not increases to, such Indebtedness) whether by way of loan or otherwise; provided, however, the foregoing restriction shall not apply to (a) the Obligations, (b) unsecured current accounts payable incurred in the ordinary course of business, that are not unpaid in excess of 90 days beyond invoice date or are being contested in good faith and as to which such reserve as is required by GAAP has been made, (c) Indebtedness owed to any other Consolidated Group Member and (d) Indebtedness of Borrower evidenced by the Senior Unsecured Notes.

                 6.2 Contingent Obligations. No Related Person will create, incur, assume or suffer to exist any Contingent Obligation other than that reflected in the financial statements referred to in Section 4.4 above (and renewals and extensions of, but not increases to, such Contingent Obligations) provided, however, the foregoing restriction shall not apply to (a) performance guarantees and performance, surety or other bonds provided in the ordinary course of business, (b) trade credit incurred or operating leases entered into in the ordinary course of business, (c) guarantees by the Borrower of the obligations of any joint venture to which any of the Related Persons or any of their respective Subsidiaries is a joint venturer; (d) the Obligations (with respect to COG, CDI, SOC and DRL), (e)





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
         guarantees by COG, CDI, SOC and DRL of the Indebtedness of Borrower evidenced by the Senior Unsecured Notes or (f) guarantees by Borrower of the obligations of any of its wholly-owned Subsidiaries; provided, however, with respect to any Contingent Obligations allowed pursuant to Section 6.2 (c), such obligations must be related to the types of business currently being conducted by the Related Persons and such Contingent Obligations may never exceed in the aggregate $1,000,000."

         Section 6.4 of the Original Agreement is hereby amended in its entirety to read as follows:

                 "6.4     Sales of Assets.

                 (a) No Related Person will sell, transfer or otherwise dispose of, in one or any series of transactions within any 12-month period, assets, whether now owned or hereafter acquired (including, without limitation, any discount or sale of Credit Accounts), the higher of the aggregate book value or the sale price of which for the Consolidated Group exceeds $2,000,000, or enter into any agreement to do so; provided, however, the foregoing restriction shall not apply to the sale of hydrocarbons or inventory in the ordinary course of business or to sales of assets described in Exhibit 6.4.

                 (b) If any Related Person engages in an Asset Sale or incurs an Event of Loss, Borrower or such Related Person may either, no later than 360 days after such Asset Sale or such Event of Loss,
         (i) apply all or any of the Net Available Proceeds therefrom to prepay the Obligations, provided that concurrently with such prepayment, the Revolving Credit Commitment shall be permanently reduced by the amount of such prepayment, or (ii) invest all or any part of the Net Available Proceeds thereof in Property that replaces the Property that was the subject of such Asset Sale or such Event of Loss, as the case may be, or in other Property that will be used in the business of the Related Persons. Nothing in this Section 6.4(b) shall be deemed to permit any sale, transfer or other disposal of assets not permitted by
         Section 6.4(a)."

         Section 6.11 of the Original Agreement is hereby amended in its entirety to read as follows:

                 "6.11    Investments.  No Related Person will make, agree to
         make or suffer to exist any Investment other than (A) that reflected in the Financial Statements referred to in Section 4.4 above, (B) overnight investments or other investment vehicles limited to the following: (i) any evidence of Indebtedness with a maturity of 180 days or less issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof), (ii) demand and time deposits and certificates of deposit or acceptances with a maturity of 180 days or less of any financial institution that is a member of the

         Federal Reserve System having combined capital and surplus and undivided profits of not less than $500 million; (iii) commercial paper with a maturity of 180 days or less issued by a corporation that is not an Affiliate of Borrower and is organized under the laws of any state of the United States or the District of Columbia and rated at least A-1 by Standard and Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc. or at least P-1 by Moody's Investors Services, Inc.; (iv) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) above entered into with any commercial bank meeting the specifications of clause (ii) above; (v) overnight bank deposits and bankers' acceptances at any commercial bank meeting the qualifications specified in clause (ii) above; (vi) deposits available for withdrawal on demand with any commercial bank not meeting the qualifications specified in clause (ii) above, provided all such deposits do not exceed $5 million in the aggregate at any one time; (vii) demand and time deposits and certificates of deposit with any commercial bank organized in the United States not meeting the qualifications specified in clause (ii) above, provided that such deposits and certificates support bond, letter of credit and other similar types of obligations incurred in the ordinary course of business; and (viii) investments in money market or other mutual funds substantially all of whose assets comprise securities of the types described in clauses (i) through (v) above."

         Section 6.15 of the Original Agreement is hereby amended in its entirety to read as follows:

                 "6.15. Consolidated Adjusted Equity. Related Persons will not permit at any time their Consolidated Adjusted Equity to be less than $100,000,000."

         The following Section 6.18 is hereby added to the Original Agreement immediately following Section 6.17 thereof:

                 "6.18.   Cash Flow Coverage.  The Related Persons' Cash Flow
         Ratio for any fiscal quarter shall not be less than: (i) 1.0 to 1.0 as of the end of the third fiscal quarter of 1996, (ii) 1.25 to 1.0 as of the end of the fourth fiscal quarter of 1996, and (iii) 1.5 to 1.0 as of the end of each fiscal quarter thereafter. As used in this section, the term `Related Persons' Cash Flow Ratio' means the quotient of (i) the sum of the Consolidated net income of the Related Persons for such period plus amounts deducted in the computation of such Consolidated net income for depreciation, depletion, amortization and other non-cash items, plus cash interest expenses, divided by (ii) the sum of all interest and principal payments due on the Obligations and the Senior Unsecured Notes for such period."

         Section 2.5. Events of Default. Section 7.1.16 of the Original Agreement is hereby amended in its entirety to read as follows:

                 "7.1.16.   the occurrence of a Change of Control".

         The following Section 7.1.17 is hereby added to the Original Agreement immediately following Section 7.1.16:

                 "7.1.17.   Borrower fails to pay any interest or principal
         installment, when due, of the Senior Unsecured Notes, or any Related Person breaches or defaults in the performance of the Indenture or any other agreement or instrument by which the Senior Unsecured Notes are governed or guaranteed, and any such failure, breach or default continues beyond any applicable period of grace provided therefor."

         Section 2.6. Exhibits. Exhibit 1.1 to the Original Agreement is hereby amended in its entirety to read as set forth on Exhibit 1.1 hereto.
Exhibit 1.8 to the Original Agreement is hereby amended in its entirety to read as set forth on Exhibit 1.8 hereto.

         Section 2.7 Waiver and Consent. Lender hereby consents to the sale of Cliffs Drilling No. 11 upon the exercise by Hercules Offshore Corporation of its option to purchase under that certain Bareboat Charter Agreement between Borrower and Hercules Offshore Corporation and waives any violation of Section 6.4(a) of the Credit Agreement caused thereby. Lender hereby further consents to Borrower accepting a promissory note in payment of the purchase price of the Cliffs Drilling No. 11, which note shall be made by Hercules Offshore Corporation payable to the order of Borrower with a final maturity date not later than October 31, 1996 and secured by a lien on the Cliffs Drilling No. 11. Lender waives any violation of Sections 6.10 and 6.11 of the Credit Agreement caused by Borrower's acceptance and ownership of the Note.


                                  ARTICLE III.

                          Conditions of Effectiveness

         Section 3.1. Effective Date. This Amendment shall become effective as of the date first above written when and only when (i) Lender shall have received, at Lender's office, a counterpart of this Amendment executed and delivered by Borrower, (ii) Borrower shall have issued and delivered to Lender a promissory note with appropriate insertions in the form attached hereto as
Exhibit 1.8 payable to the order of Lender on or before May 31, 1998 (such note being herein called the "Renewal Note"), duly executed on behalf of Borrower, and dated the date hereof, (iii) Lender shall have received each of the other Amendment Documents executed and delivered by Borrower, (iv) Borrower shall have paid Lender a modification fee in accordance with the terms of the letter agreement dated of even date herewith between Borrower and Lender, and (v) Lender shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by Lender, duly authorized, executed and delivered, and in form and substance satisfactory to Lender:

                 (a)      Opinion of Counsel for Borrower.  Written opinions of
         (i) Messrs. Griggs & Harrison, counsel for Borrower, COG, CDI, SOC, and DRL dated as of the date of this Amendment, addressed to Lender, to the effect that this Amendment and the other Amendment Documents have been duly authorized, executed and delivered by Borrower, COG, CDI, SOC and DRL, that the Credit Agreement and the other Amendment Documents constitute the legal, valid and binding obligations of Borrower, COG, CDI, SOC and DRL enforceable in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency and similar laws and to general principles of equity), and to such other matters as requested by Lender, and (ii) Hill, Betts & Nash, special counsel for Borrower and SOC, dated as of the date of this Amendment, addressed to Lender, addressing the Preferred Fleet Mortgage executed by SOC dated of even date herewith and executed for the benefit of Lender.

                 (b) Supporting Documents. Lender shall have received (i) a certificate of the Secretary of each of Borrower, COG, CDI, SOC, and DRL dated the date of this Amendment certifying that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of such Person authorizing the execution, delivery and performance of this Amendment, the Renewal Note and each other Amendment Document and certifying the names and true signatures of the officers of Borrower, COG, CDI, SOC, and DRL authorized to sign this Amendment and the other Amendment Documents and (ii) such supporting documents as Lender may reasonably request.

                 (c) Pilko & Associates. A favorable report of Pilko & Associates regarding their environmental assessment of the Southwestern Rigs, in scope and results acceptable to Lender.

         Section 3.2. Insurance Review. Borrower agrees to deliver to Lender by July 31, 1996, a favorable report of Soriero & Company Inc. regarding their assessment of the insurance maintained by the Related Persons, in scope and results acceptable to Lender.

                                  ARTICLE IV.

                         Representations and Warranties

         Section 4.1. Representations and Warranties of Borrower. In order to induce Lender to enter into this Amendment, Borrower represents and warrants to Lender that:

                 (a) The representations and warranties contained in subsections 4.1, 4.2, 4.4, 4.6 and 4.27 of Article 4 of the Original Agreement are true and correct at and as of the time of the effectiveness hereof.

                 (b) Borrower, COG, CDI, SOC, and DRL are each duly authorized to execute and deliver this Amendment and the other Amendment Documents, and Borrower is and will continue to be duly authorized to borrow and to perform its obligations under the Credit Agreement. Borrower, COG, CDI, SOC, and DRL have each duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and the other Amendment Documents and to authorize the performance of the obligations of Borrower, COG, CDI, SOC, and DRL hereunder and thereunder.

                 (c) The execution and delivery by Borrower, COG, CDI, SOC, and DRL of this Amendment and the other Amendment Documents (to which each is a party), the performance by Borrower, COG, CDI, SOC, and DRL of their respective obligations hereunder and thereunder, and the consummation of the transactions contemplated hereby and thereby do not and will not conflict with any provision of law, statute, rule or regulation or of the articles of incorporation and bylaws of Borrower, COG, CDI, SOC, or DRL or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower, COG, CDI, SOC, or DRL or result in the creation of any lien, charge or encumbrance (other than those in favor of Lender) upon any assets or properties of Borrower, COG, CDI, SOC, or DRL. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower, COG, CDI, SOC, and DRL of this Amendment and the other Amendment Documents or to consummate the transactions contemplated hereby and thereby.

                 (d) When duly executed and delivered, each of this Amendment, the Credit Agreement and the other Amendment Documents will be a legal and binding instrument and agreement of Borrower, COG, CDI, SOC, and DRL enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws applying to creditors' rights generally and by principles of equity applying to creditors' rights generally.

                                   ARTICLE V.

                                 Miscellaneous

         Section 5.1. Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deeded to be a reference to the Original Agreement as hereby amended. Any reference to the Revolving Credit Note in any Loan Document shall be deemed to be a reference to the Renewal Note. The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

         Section 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of Borrower herein shall survive the execution and delivery of this

Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Related Person hereunder or under the Credit Agreement to Lender shall be deemed to constitute representations and warranties by, or agreements and covenants of, such Related Person under this Amendment and under the Credit Agreement.

         Section 5.3. Loan Documents. This Amendment and each other Amendment Document is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto.

         Section 5.4. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA IN ALL RESPECTS, INCLUDING CONSTRUCTION, VALIDITY AND PERFORMANCE.

         Section 5.5. Counterparts. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

         Section 5.6. AMENDMENT SUPERSEDING. THIS AMENDMENT CONSTITUTES THE ENTIRE AGREEMENT OF THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF AND SHALL SUPERSEDE ANY PRIOR AGREEMENT BETWEEN THE PARTIES HERETO, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT HEREOF. FURTHERMORE IN THIS REGARD, THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

         Section 5.7. Acknowledgment. Each of SOC and DRL hereby agrees and acknowledges that it is a party to the Credit Agreement and that it is bound by the terms and provisions of the Credit Agreement to the same extent as if it had been an original signatory to the Credit Agreement. Without limiting the generality of the foregoing, SOC and DRL hereby agree and acknowledge that they each expressly make all representations, warranties, covenants and indemnifications made by the Related Persons in the Credit Agreement.

   IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                                        CLIFFS DRILLING COMPANY



                                        By:  /s/ EDWARD A. GUTHRIE
                                           -----------------------------------
                                          Edward A. Guthrie
                                          Vice President - Finance



                                        CLIFFS OIL AND GAS COMPANY



                                        By:  /s/ EDWARD A. GUTHRIE
                                           -----------------------------------
                                          Edward A. Guthrie
                                          Vice President - Finance



                                        CLIFFS DRILLING INTERNATIONAL, INC.



                                        By:  /s/ EDWARD A. GUTHRIE
                                           -----------------------------------
                                          Edward A. Guthrie
                                          Vice President - Finance



                                        SOUTHWESTERN OFFSHORE CORPORATION



                                        By:  /s/ EDWARD A. GUTHRIE
                                           -----------------------------------
                                          Edward A. Guthrie
                                          Vice President

                                        DRL, INC.



                                        By:  /s/ EDWARD A. GUTHRIE
                                           -----------------------------------
                                          Edward A. Guthrie
                                          Vice President



                                        INTERNATIONALE NEDERLANDEN (U.S.)
                                        CAPITAL CORPORATION



                                        By:  /s/ ROLAND BOEKHOUT
                                           -----------------------------------
                                          Roland Boekhout
                                          Associate

                             CONSENT AND AGREEMENT


         Each of Southwestern Offshore Corporation and DRL, Inc. hereby consents to the provisions of this Amendment and the transactions contemplated herein, and hereby ratifies and confirms the Guaranty dated as of June 27, 1996 made by it for the benefit of Lender, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.


                                        SOUTHWESTERN OFFSHORE CORPORATION



                                        By: /s/ EDWARD A. GUTHRIE
                                           -----------------------------------
                                          Edward A. Guthrie
                                          Vice President



                                        DRL, INC.



                                        By:  /s/ EDWARD A. GUTHRIE
                                           -----------------------------------
                                          Edward A. Guthrie
                                          Vice President

                             CONSENT AND AGREEMENT


         Each of Cliffs Oil and Gas Company and Cliffs Drilling International, Inc., hereby consents to the provisions of this Amendment and the transactions contemplated herein, and hereby ratifies and confirms the Second Restated Guaranty dated as of June 27, 1996 made by it for the benefit of Lender, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.


                                        CLIFFS OIL AND GAS COMPANY



                                        By:  /s/ EDWARD A. GUTHRIE
                                           -----------------------------------
                                          Edward A. Guthrie
                                          Vice President - Finance



                                        CLIFFS DRILLING INTERNATIONAL, INC.



                                        By:  /s/ EDWARD A. GUTHRIE
                                           -----------------------------------
                                          Edward A. Guthrie
                                          Vice President - Finance

                                                                     EXHIBIT 1.1


                                    FORM OF
                           BORROWING BASE CERTIFICATE


         This Borrowing Base Certificate is being delivered pursuant to Section
5.2 of that one certain Second Restated Credit Agreement (as may be amended, restated, modified and supplemented and in effect from time to time, the "Credit Agreement") dated as of March 28, 1994, by and among Cliffs Drilling Company ("Borrower"), Cliffs Oil and Gas Company ("COG"), Cliffs Drilling International Inc. ("CDI"), Southwestern Offshore Corporation ("SOC"), and DRL Inc. ("DRL"), each a Delaware corporation, and Internationale Nederlanden (U.S.) Capital Corporation ("Lender"). All capitalized terms used but not defined herein shall have the meaning ascribed to such term in the Credit Agreement.

         Borrower, COG, CDI, SOC and DRL hereby represent, warrant, and acknowledge to Lender that:

                 (a) all representations and warranties made by any Related Person in any Loan Document delivered on or before the date hereof are true on and as of the date hereof (except to the extent that the facts upon which such representations are based have been changed by the transactions contemplated in the Credit Agreement) as if such representations and warranties had been made as of the date hereof;

                 (b) attached hereto is a schedule of calculations showing Borrower's compliance as of ______________ ________ (the "Reporting Date") with the requirements of Sections 6.14 and 6.16 of the Agreement [and Borrower's non-compliance as of such date with the requirements of Section(s) ______________ of the Agreement];

                 (c) on the Reporting Date Borrower was, and on the date hereof Borrower is, in full compliance with the disclosure requirements of Section 5.7 of the Agreement, and no Default otherwise existed on the Reporting Date or otherwise exists on the date of this instrument [except for Default(s) under Section(s) _______________ of the Agreement, which [is/are] more fully described on a schedule attached hereto].

         The officer of Borrower signing this instrument hereby certifies that he has reviewed the Loan Documents and has otherwise undertaken such inquiry as is in his opinion necessary to enable him to express an informed opinion with respect to the above representations, warranties and acknowledgments of Borrower and, to the best of his knowledge, such representations, warranties, and acknowledgments are true, correct and complete.

         The undersigned, each an officer of Borrower, COG, CDI, SOC and DRL hereby certify to Lender that the following is a true and accurate calculation of the Borrowing

Base as of the Reporting Date, as determined in accordance with the requirements of the Credit Agreement:


(i)    Eligible Accounts:                          $__________________________

(ii)   80% of Eligible Accounts:                   $__________________________

(iii)  Oil and Gas Reserves:                       $__________________________

(iv)   Eligible Turnkey Drilling Contract Amounts  $__________________________

(v)    80% Eligible Turnkey Drilling
       Contract Amounts                            $__________________________

(vi)   Fleet Value                                 $__________________________

(vii)  50% of Fleet Value                          $__________________________

(viii) West Indies Equity                          $__________________________

(ix)   50% of West Indies Equity                   $__________________________

(x)    Guaranty Liabilities                        $__________________________

(xi)   Borrower' determination of Borrowing
       Base (sum of lines (ii), (iii), (v),
       (vii) and (ix) minus (x))
       (not to exceed $35,000,000):                $__________________________

(xii)  Loan Balance:                               $__________________________

(xiii) Letter of Credit Exposure
       (not to exceed $10,000,000):                $__________________________

(xiv)  Hydrocarbon Exposure
       (not to exceed $1,000,000)                  $__________________________

(xv)   Total Exposure
       (sum of lines (xii), (xiii) and (xiv))      $__________________________

(xvi)  Available Commitment
       (line (xi) minus line (xv)):                $__________________________

         IN WITNESS WHEREOF, the undersigned have caused this Certificate to be duly executed as of the _________ day of ____________, 199__.


CLIFFS OIL AND GAS COMPANY        CLIFFS DRILLING COMPANY



By:___________________________    By:___________________________________
   Name:______________________       Name:______________________________
   Title:_____________________       Title:_____________________________



                                  CLIFFS DRILLING INTERNATIONAL, INC.



                                  By:___________________________________
                                     Name:______________________________
                                     Title:_____________________________



SOUTHWESTERN OFFSHORE             DRL, INC.
CORPORATION



By:___________________________    By:__________________________________
    Name:_____________________       Name:_____________________________
    Title:____________________       Title:____________________________

                    LENDER'S DETERMINATION OF BORROWING BASE


(a)  Borrower's determination of
     Borrowing Base:                                     $________________

(b)  Lender's Adjustment to Borrowing Base               $________________

(c)  Borrowing Base                                      $________________

(d)  Loan Balance:                                       $________________

(e)  Letter of Credit Exposure
     (not to exceed $10,000,000):                        $________________

(f)  Hydrocarbon Exposure
     (not to exceed $1,000,000)                          $________________

(g)  Total Exposure
     (sum of lines (d), (e) and (f)):                    $________________

(h)  Available Commitment
     (line (c) minus line (g)):                          $________________

                             REVOLVING CREDIT NOTE


$35,000,000                   New York, New York                   June 27, 1996

         FOR VALUE RECEIVED, the undersigned, CLIFFS DRILLING COMPANY, a Delaware corporation (herein called "Borrower"), hereby promises to pay to the order of INTERNATIONALE NEDERLANDEN (U.S.) CAPITAL CORPORATION (herein called "Lender"), the principal sum of Thirty-Five Million Dollars ($35,000,000) or, if less, the aggregate unpaid principal amount of the Revolving Credit Loans outstanding under this Note by Lender to Borrower pursuant to the terms of the Credit Agreement (as hereinafter defined), together with interest on the unpaid principal balance thereof as hereinafter set forth, both principal and interest payable as herein provided in lawful money of the United States of America at the New York Branch of Lender, 135 East 57th Street, New York, New York or at such other place as from time to time may be designated by the holder of this Note.

         This Note (a) is issued and delivered under that certain Second Restated Credit Agreement dated as of March 28, 1994 among Borrower, Cliffs Oil and Gas Company, Cliffs Drilling International, Inc., and Lender, as amended by the First Amendment to Second Restated Credit Agreement dated as of May 17, 1994, the Second Amendment to Second Restated Credit Agreement dated as of September 26, 1995, the Third Amendment to Second Restated Credit Agreement dated as of December 19, 1995, and the Fourth Amendment to Second Restated Credit Agreement dated as of June 27, 1996, among Borrower, Cliffs Oil and Gas Company, Cliffs Drilling International, Inc., Southwestern Offshore Corporation, DRL, Inc. and Lender (herein, as so amended and as from time to time further supplemented, amended or restated, called the "Credit Agreement"), and is the Revolving Credit Note as defined therein, (b) is subject to the terms and provisions of the Credit Agreement, which contains provisions for payments and prepayments hereunder and acceleration of the maturity hereof upon the happening of certain stated events, and (c) is secured by and entitled to the benefits of certain Security Instruments (as identified and defined in the Credit Agreement). Payments on this Note shall be made and applied as provided herein and in the Credit Agreement. Reference is hereby made to the Credit Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to terms used and not defined herein and to the Security Instruments for a description of the nature and extent of the security thereby provided and the rights of the parties thereto. This Note is given in renewal, extension and restatement of (but not in extinguishment or novation of) that certain promissory note dated December 19, 1995, made by Borrower payable to the order of Lender in the stated principal amount of $20,000,000, which note was given in renewal, extension and restatement of (but not in extinguishment or novation of) that certain promissory note dated March 28, 1994, made by Borrower payable to the order of Lender in the stated principal amount of $20,000,000, which note was given in renewal, extension and restatement of (but not in extinguishment or novation of) that certain promissory note dated December 23, 1993, made by Borrower payable to the order of Lender.

         For the purpose of this Note, the following terms have the meanings assigned to them below:

         "Base Rate Payment Date" means (i) the last day of each calendar quarter, beginning June 30, 1996, and (ii) any day on which past due interest or principal is owed hereunder and is unpaid. If the terms hereof or of the Credit Agreement provide that payments of interest or principal hereon shall be deferred from one Base Rate Payment Date to another day, such other day shall also be a Base Rate Payment Date.

         "Maximum Rate" means at the particular time in question the maximum rate of interest which, under applicable law, may then be charged on this Note. If such maximum rate of interest changes after the date hereof, the Maximum Rate shall be automatically increased or decreased, as the case may be, without notice to Borrower from time to time as of the effective time of each change in such maximum rate.

         The principal amount of this Note, together with all interest accrued hereon, shall be due and payable in full on May 31, 1998.

         The Base Rate Portion of the Revolving Credit Loans (exclusive of any past due principal or interest) from time to time outstanding shall bear interest on each day outstanding at the Base Rate in effect on such day. On each Base Rate Payment Date Borrower shall pay to the holder hereof all unpaid interest which has accrued on the Base Rate Portion to but not including such Base Rate Payment Date. Each Fixed Rate Portion of the Revolving Credit Loan (exclusive of any past due principal or interest) from time to time outstanding shall bear interest on each day during the related Interest Period at the related Fixed Rate in effect on such day. On each Fixed Rate Payment Date relating to such Fixed Rate Portion Borrower shall pay to the holder hereof all unpaid interest which has accrued on such Fixed Rate Portion to but not including such Fixed Rate Payment Date. All past due principal of and past due interest on the Revolving Credit Loan shall bear interest on each day outstanding at the Default Rate in effect on such day, and such interest shall be due and payable daily as it accrues. Notwithstanding the foregoing provisions of this paragraph, if at any time the rate at which interest is payable on this Note (considering together all portions of the Revolving Credit Loan and the interest payable thereon) exceeds the Maximum Rate, this Note shall bear interest at the Maximum Rate only but shall continue to bear interest at the Maximum Rate until such time as the total amount of interest accrued hereon equals (but does not exceed) the total amount of interest which would have accrued hereon had there been no Maximum Rate applicable hereto.

         Notwithstanding the foregoing paragraph and all other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum interest which, under applicable law, may be charged on this Note, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully set out the limitations on how interest accrues hereon.

         If this Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, Borrower and all endorsers, sureties and guarantors of this Note jointly and severally agree to pay reasonable attorneys' fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

         Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment, notice of demand and of dishonor and nonpayment of this Note, protest, notice of protest, notice of intention to accelerate the maturity of this Note, declaration or notice of acceleration of the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

         THIS NOTE AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE EXCEPT TO THE EXTENT THE SAME ARE GOVERNED BY APPLICABLE FEDERAL LAW.

                                        CLIFFS DRILLING COMPANY



                                        By:
                                           --------------------------
                                          Edward A. Guthrie
                                          Vice President - Finance

                                   SCHEDULE 1

                              AMENDMENT DOCUMENTS

1.   Amendment.

2.   Renewal Note.

3.   Second Restated Guaranty of COG.

4.   Second Restated Guaranty of CDI.

5.   Guaranty of SOC.

6.   Guaranty of DRL.

7. Sixth Amendment to Deed of Trust, Security Agreement, Assignment of Security Interests and Liens, Assignment of Production and Financing Statement. (Webb & Zapata)

8. Fifth Amendment to Deed of Trust, Mortgage, Assignment, Security Agreement and Financing Statement. (Calhoun County, et.al.)

9.   Third Amendment to First Restated Security Agreement.

10.  Security Agreement of SOC and DRL.

11.  Fourth Amendment to Preferred Fleet Mortgage.

12.  Third Amendment to Collateral Pledge Agreement.

13. Fifth Amendment to Louisiana Security Agreement, Assignment of Production and Financing Statement.

14. Preferred Fleet Mortgage executed by SOC covering Southwestern 100, Southwestern 150, Southwestern 151, Southwestern 152, Southwestern 153, Southwestern 154, Southwestern 160, Southwestern 180 and Southwestern 200.

15. Amendments to Financing statements covering collateral described in the First Restated Security Agreement.

16. Financing Statements executed by SOC and DRL covering collateral described in the Security Agreement.